                                                                    EXHIBIT 10.4

                               OUTLOOK GROUP CORP.
                           RESTRICTED STOCK AGREEMENT
                                   (DIRECTORS)
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TO:             <<FIRST_NAME>><<LAST_NAME>>
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DATE:           <<DATE>>
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        In order to provide additional incentive through stock ownership for directors of Outlook Group Corp. (the "Corporation"), you (the "Grantee") are hereby granted a restricted stock award ("Award") effective as of _________, 200_ (the "Grant Date"). This Award is subject to the terms and conditions set forth in this Agreement and in the Outlook Group Corp. 2005 Stock Incentive Plan (the "Plan"), the terms of which are incorporated herein by reference.

1.      NUMBER OF SHARES

        This Restricted Stock Award applies to _________ shares of the Corporation's Common Stock, $.01 par value (the "Restricted Stock").

2.      VESTING REQUIREMENTS

        [One of the following alternatives shall be designated. If no alternative is designated, Alternative 1 shall apply]:

        [ ] Alternative 1: This Award shall become vested in accordance with the schedule set forth below:

                Years After
                Grant Date                 % of Shares Becoming Vested
                ----------                 ---------------------------
                Less than 1                0%
                1 but less than 2          Twenty-five percent (25%)
                2 but less than 3          Fifty percent (50%)
                3 but less than 4          Seventy-five percent (75%)
                4 or more                  One hundred percent (100%)

        [ ] Alternative 2: This Award shall become vested in accordance with the schedule established by the Committee at the time of grant and set forth below:

3.      RESTRICTED PERIOD

        The period of time during which the Restricted Stock is forfeitable is referred to as the "Restricted Period." If your service as a director of the Corporation terminates during the Restricted Period for any reason, then the unvested portion of the Restricted Stock shall be forfeited to the Corporation on the date of such termination, without any further obligation of the Corporation to you and all your rights with respect to the unvested part of the Restricted Stock shall terminate.

4.      RIGHTS DURING RESTRICTED PERIOD

        During the Restricted Period, you shall have the right to vote the Restricted Stock and to receive cash dividends. If any stock dividend is declared upon the Restricted Stock, or there is any stock split, stock distribution, or other change in the corporate structure of the Corporation with respect to the Restricted Stock, the aggregate number and kind of shares covered by this grant shall be proportionately and appropriately adjusted (subject to the same restrictions applicable to the original Restricted Stock). You shall not be permitted to sell, assign, transfer, pledge or otherwise encumber the Restricted Stock during the Restricted Period.

5.      CUSTODY

        The Restricted Stock issued to you may be credited in book entry form and held in custody by the Corporation or an agent for the Corporation until the applicable restrictions have expired. If any certificates are issued for shares of Restricted Stock during the Restricted Period, such certificates shall bear an appropriate legend as determined by the Corporation referring to the applicable terms, conditions and restrictions and you agree to deliver a signed, blank stock power to the Corporation relating thereto. On each date that the Restricted Stock vests, the Corporation shall, or shall cause its transfer agent to, issue unrestricted shares to you for those vested shares. Additionally, on the final vesting date, the Corporation shall deliver to you any blank stock power that you signed and delivered to the Corporation in connection with your Restricted Stock grant.

6.      TRANSFER RESTRICTIONS AFTER VESTING

        Under applicable securities laws, you may not be able to sell any shares for a period of time after vesting, and you must comply with the Corporation's insider trading restrictions and policies. The Corporation's counsel should be consulted on your ability to sell your shares under federal securities laws.

7.      WISCONSIN CONTRACT

        This Agreement reflects an Award made in Wisconsin and shall be construed under the laws of that state without regard to the conflict of laws provision of any jurisdiction.

        The terms of the Plan shall have precedence over any terms in this Agreement that are inconsistent therewith.

                                                     OUTLOOK GROUP CORP.



                                                     By:  /s/ Paul M. Drewek
                                                              Secretary





Accepted _____________, 200_



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